UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2013 (January 9, 2013)

HD SUPPLY, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-159809	75-2007383
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

3100 Cumberland Boulevard Suite 1480, Atlanta, Georgia		30339
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 852-9000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 9, 2013, HD Supply, Inc. (the “Company”) gave notice of conditional redemption pursuant to the Indenture, dated as of August 30, 2007, as supplemented (the “Indenture”), among the Company, the subsidiary guarantors from time to time parties thereto, and Wells Fargo Bank, National Association, as Trustee, that the Company has elected to redeem, subject to the satisfaction of specified conditions precedent, on February 8, 2013 or, if the specified conditions precedent are not satisfied on or prior to February 8, 2013, such later date (but not later than March 11, 2013 as may be determined by the Company in its sole and absolute discretion) as such conditions precedent are so satisfied (the “Redemption Date”), $888,926,664 aggregate principal amount of its outstanding 13.5% Senior Subordinated Notes due 2015 (the “Notes”) under the Indenture, which represents all of the outstanding Notes.

The redemption price with respect to any redeemed Note will be equal to 103.375% of the principal amount of such Note, plus accrued but unpaid interest thereon to the Redemption Date. The redemption is subject to the satisfaction of specified conditions precedent, including, without limitation, consummation (as and when determined by the Company, and as and to the extent the Company will require, in each case in its sole and absolute discretion), on or prior to the Redemption Date of the issuance and/or borrowing of new indebtedness in an aggregate principal amount of $950 million (or such other amount as may be determined by the Company in its sole and absolute discretion) from one or more sources on terms and conditions satisfactory in all respects to the Company in its sole and absolute discretion. The Company will be entitled to delay, and may delay, the redemption of the Notes until such time as such conditions precedent are satisfied. Such redemption will not occur in the event that the conditions precedent have not been so satisfied by March 11, 2013.

This report does not constitute a notice of redemption under the Indenture nor an offer to tender for, or purchase, any Notes or any other security. There can be no assurances that the conditions precedent to the redemption will be satisfied or that the redemption will occur.

HD Supply, Inc. issued a press release on January 9, 2013. A copy of the press release containing this announcement attached as Exhibit 99.1 hereto and is incorporated by reference herein. A copy of the notice of conditional full redemption is attached as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release issued by HD Supply, Inc. dated January 9, 2013.
99.2	Notice of Conditional Full Redemption of HD Supply, Inc. dated January 9, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2013	HD Supply, Inc.

	By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Senior Vice President, General Counsel and Corporate Secretary